Exhibit 99.1

USI Holdings Corporation

September 2005

About Forward-Looking Statements

This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of USI Holdings Corporation, which may include statements about:

its business strategy;

its financial strategy;

its future operating results;

the integration of its operations with businesses or assets that it has acquired or may acquire in the future;

competition from others in the insurance agency and brokerage business;

future regulatory actions and conditions in the states in which it conducts its business; and

its plans, objectives, expectations and intentions contained in this document that are not historical. .

All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements. Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf. .

USI Senior Management Team

Name Position Industry Experience Age

David Eslick Jeff Jones Bob Schneider Ed Bowler Ernest Newborn Robert Nesbit

Chairman, President and CEO Chief Marketing Officer EVP & Chief Financial Officer Senior VP, Corporate Development Senior VP, General Counsel and Secretary Senior VP, Human Resources

25 46

28 51

27 51

18 49

16 48

1 49

Experience with 200+ acquisitions sourced, completed, and integrated

Team has worked together in USI and other brokers for many years

USI Profile

A Market Leader

–10th largest U.S. Broker based on 2003 revenues (a)

–Leading Benefits Broker (represents 42% of 2004 total revenues)

National Scale with a Local Presence

–73 Offices in 19 states

–500+ sales professionals

–More than 60,000 commercial clients

Middle Market Focus

–Approximately 1.1 million middle market businesses in the U.S.

–Predominantly served by local and regional brokers

–Buying decisions are made by CEOs and CFOs who value convenience and comprehensive advice

Broad Product Resources and Distribution Capability

–Property & casualty, health & welfare, and financial services

–5 broad product categories – over 20 products and services

Demonstrated Cross-Selling Success

–52% of top 400 clients with at least 2 broad product categories

(a) Source: July 2005 Business Insurance magazine

Historical Perspective

USI is well positioned to leverage its strong operating platform to grow organically and improve margins while pursuing selective strategic acquisitions

Acquisition Phase

Pursued acquisition strategy with a vision of building a national organization capable of distributing a broad range of financial products and services

Majority of over 90 acquisitions completed prior to December 31, 1999

Including acquisitions, revenues increased from $10.1 million in 1994 to $254.6 million in 1999

Limited integration of acquired businesses

Integration Phase

Focus on consolidation and integration efforts while reducing acquisition activity

Improved operating and financial reporting standards

Strengthened internal controls

Standardized technology platforms

Reduced staff headcount; restructured select employment agreements

Earnings Momentum/ IPO

Three consecutive quarters of positive cash flow from operations

IPO successfully completed

Debt/capital ratio significantly reduced

Strengthened management team

Controlled-Growth Phase

Leverage strength of current platform to increase cross-selling penetration and improve organic growth

Acquisitions on highly-selective basis

Pursue only selected acquisitions that provide significant opportunities to leverage existing infrastructure and expand product/service capabilities within operating regions/offices

Proactively manage balance sheet

Positioned for growth

1994 Late 1999 Early 2002 2003

Investment Highlights

Achieve annual cash earnings growth of at least 15%

–Consistent organic growth through all market and economic cycles

Diversified revenue mix

Proven, proactive cross-selling capability

–Focused strategy for Operating margin expansion

–Augment growth with accretive acquisitions

Target at least 10% of prior year’s revenue

Management directly aligned with shareholders’ interest

–Substantial % of personal net worth is in USI equity

–5% of USI fully diluted ownership

Revenue Diversity

Diversified Revenue Mix

Property and Casualty 58%

Group Employee Benefits 35%

Specialized Benefits Services 7%

Total 2004 Revenues = $407 MM

National Scale and Local Presence*

West Coast 22%

Midwest 9%

Northeast 37%

Midatlantic 10%

Southwest 15%

Southeast 7%

Corporate USI Offices

*Pro forma for Summit Global Partners & Patterson Smith acquisitions.

Distribution Diversity

Retail Insurance Brokerage

Property and Casualty

General Commercial Liability

Workers’ Compensation

Fidelity and Surety Bonds

Professional Liability

Personal Lines (Auto, Home, etc.)

Group Employee Benefits

Health

Life

Disability

Dental

Retirement

Wealth Management Products

Life

Disability

Estate Planning

Business Succession

Annuities

Alternative Distribution & Other Products

Workplace Benefits

Core Benefits

Voluntary Benefits

Section 125 Plans

Flexible Spending Accounts

Total Compensation

Electronic Surveys

Print Communications

Association & Other Endorsed Products

Life, Health and Disability

Professional Liability

Workers’ Compensation

General Commercial Liability

Travel Insurance and Related Services

Personal Lines (Auto, Home, etc.)

Specialty Wholesale

Healthcare

Primary & Excess General Liability

Executive Assurance

Professional Liability and E&O

Pharmaceutical Product Liability

Long-term care

Non-standard Physicians

Sales Management

Proactively manage sales behavior

–Standardized weekly sales meetings across all offices

–Formalized goal setting and pipeline management process

Stewardship – client retention

–USI’s passionate client-centric focus

Cross-Selling

–Continued focus, training, measurement and incentives

–Increase from 20% of total sales to ultimately 50%

New business production

–Standard technology platform for monitoring and forecasting sales

–New producer recruitment

Organic Growth(a) Strategy

10% 0% -10% -20%

Formal stewardship process for all accounts over $50,000

Increase penetration of cross selling across product lines

P&C and benefits provide balance

Exposure units mitigate fluctuations

8% of current business

Shifting contracts to become more recurring

Acquisition of recurring revenues

(+4%)

(-4%)

(0%)

(-7%) (-10%)

(-10%)

(-8%)

(+24%)

(+25%)

Consistent and aggressive sales management nationally

SFA for 100% of producers

Actively manage pipeline

Cross selling is mandatory

Proactively recruiting producers

Superior solutions for clients

”Best Efforts” on large accounts

Lost Business Non-Recurring Gross New Rate / Exp.

Current Target

(a) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation.

Cross-Selling Strategy and Benefits

Strategy

Single distribution point for multiple products and services

Definition of cross-sell must be across fivesell broad product categories

Compensation and recognition practices reinforce cross-selling culture

Aggressive local management of cross selling activities

Cross-selling is a MANDATORY activity

Benefits

Cross-selling leverages relationships by allowing clients to use one trusted advisor for all insurance and employee benefit needs

Improved client retention

Additional revenue from cross-selling enhances organic growth rates

Cross-selling perpetuates revenue diversification by encouraging sales from other product and service categories

Reduced acquisition costs due to leveraging existing relationships

Product diversification and cross selling opportunity is a differentiator in our M&A activities

Increases Organic Revenue Growth,

Improves Client Retention and Perpetuates Revenue Diversification

Proven Strategy and Opportunity

Cross-Sell / Cross-Service Matrix

Top 15 clients ranked by revenues

As of 6/30/05

Account Name

Account 1 Account 2 Account 3 Account 4 Account 5 Account 6 Account 7 Account 8 Account 9 Account 10 Account 11 Account 12 Account 13 Account 14 Account 15

Business Property & Casualty

Employee Benefits

Retirement

Core Benefit Enrollment

Executive Benefits

Package GL Umbrella Auto WC Surety Health Life Disability Retire/ 401k Voluntary

Pers. P & C Life Disability Estate Def. Comp

Sold business or currently being provided to client Proposed and pending Blocked or proposed; did not sell the account

Cross-Servicing Success

# of Product Categories Sold

1 or more 2+ 3+ 4+

Top 15 Accounts

2002 15 10 7 4

2003 15 14 9 3

2004 15 13 8 5

Top 400 Accounts

2002 400 173 66 25

2003 400 189 67 30

2004 400 207 78 36

Product Category 1 2 3 4+ Overall Retention

2004 Retention 92% 96% 100% 98% 95%

= Increase = Decrease

Retention Success

Stewardship accounts

–Retention 2003 = mid 80s

–Retention 2004 = 91.0%

–Retention YTD 2Q 2005 = 94.7

Overall retention (financial impact)

–Q1 2004 = 87.4%

–Q2 2004 = 88.6%

–Q3 2004 = 89.3%

–Q4 2004 = 90.4%

–Q1 2005 = 90.6%

–Q2 2005 = 89.9%

Operations Summary

Organizational structure in place and scalable as USI grows

Proactive regional oversight and communication

–Flash Calls – first week of every month

–CEO Calls – third week of every month

–Executive Board – every quarter

Expenses are tracked and compared at a detailed level by region and by operating company

–Detailed plans are in place to drive Field Margin to 30% of revenue

Comprehensive budgeting and business planning process

Strict compliance with policy and procedures

Margin Expansion

40% 30% 20% 10% 0%

50% of offices at or near target

On track to achieve

Scale revenue over fixed cost

Gain 100 bps per year

25.0 28.0 21.7 28.0

18.0 23.0

6.9 5.0

Insurance Brokerage (300 bps)

Specialized Benefits (630 bps)

Corporate Overhead (190 bps)

Operating Margin (a) (500 bps)

2004 Actual Next Step

(a) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation.

Disciplined Acquisition Strategy

Highly fragmented industry with over 30,000 agencies within P&C brokerage, employee benefits, worksite marketing, etc.

– USI’s highly experienced management team has demonstrated its ability to identify, negotiate, consummate and integrate over 200 acquisitions

Disciplined acquisition strategy

– Strong management talent, with desire to grow beyond stand-alone capabilities talent,

– Current geographic footprint

– Fold-in acquisitions preferred

Must meet financial criteria

– Accretive to cash earnings per share (a) in first 12 months

– Target purchase price within 6-7 times Pro Forma EBITDA (excluding synergies)

– Mix of cash, seller notes and stock

– Use multiple techniques to ensure that financial results meet expectations

– Minimum IRR of 15% for stand-alone operations and 12% for fold-in operations stand

Passed on 39 potential transactions, approximately $262 million in revenue, that did not meet our criteria during 2004 and YTD 2005

(a) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation.

Due Diligence and Integration Process

Comprehensive due diligence process

– Financial review

– Operational review

– Legal review

– Human resource review

Detailed presentation to our Board of Directors

– Business overview

– Investment considerations

– Historical and forecasted results

– Cash flow and IRR

– Impact on USI Income Statement

Immediate integration process

– Plan in place at date of acquisition

– Synergies clearly identified

– Monitoring and tracking of identified synergies and other deliverables

2003-2005 Acquisitions

Agency	Revenue (MM)	Location	Auction	Footprint	Price
Guild Agency	$ 2.4	Westbury, NY	No	Yes	Yes
Hastings Tapley	$ 11.8	Boston, Mass	No	Yes	Yes
BMI Insurance	$ 4.5	Long Beach, CA	No	Yes	Yes
O'Leary-Kientz	$ 4.1	Cincinnati, OH	No	Yes	Yes
Benefits Team	$ 1.9	Houston, TX	No	Yes	Yes
Diversified Insurance	$ 0.8	Chicago, IL	No	Yes	Yes
Bertholon-Rowland Corp.	$ 25.0	New York, NY	No	Yes	Yes
Dodge, Warren, & Peters	$ 25.0	Los Angeles, CA	No	Yes	No
Future Planning Associates	$ 10.0	Matawan, NJ	No	Yes	Yes
Benefit Partners of America	$ 4.0	Nashville, TN	No	Yes	Yes
Patterson//Smith	$ 11.0	Falls Church, VA	No	Yes	Yes
Summit Global Partners	$ 66.0	TX, FL, IL, CA, other	No	Yes	Yes
Chase Insurance Agency	$ 3.5	New York, NY	No	Yes	Yes
Humanex	$ 2.5	San Francisco, CA	No	Yes	Yes
Benefits Unlimited	$ 2.5	Cranston, RH	No	Yes	Yes
David A. Bamel	$ 3.0	Woburn, MA	No	Yes	Yes
Total	$ 178.0				

[cyan] = Meets [yellow] = Does Not

18

USI

USI Holdings Corporation

Financial Overview

Historical Operating Performance

Revenue

$ in thousands

450,000 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 -

2001 2002 2003 2004 YTD YTD

2004 2005 (1)

Operating Income (2)

$ in thousands

80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 -

2001 2002 2003 2004 (3) YTD 2004 YTD 2005 (3)

(1) YTD 2005 Revenue excludes a $2.2m adjustment related to a change in accounting estimate.

(2) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliations to GAAP financial measures.

(3) 4Q 2004 excludes $12.4mm in Identified 4th Quarter Expenses related to the Company’s margin improvement plan. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 and $1.6 million related to the acquisition of Summit Global Partners and the resignation of USI’s Chief Operating Officer. In the second quarter, the Company recorded an additional $0.3 million in acquisition integration expenses as well as adjustments of $2.2 and $0.1 million to revenues and related producer compensation, respectively.

Update on 2004 and YTD 2005

Operating highlights ($ millions)

	Fiscal year				First 6 months		LTM
	2001	2002	2003	2004	2004	2005	6/30/05
Operating Revenues [1]	$304.5	$321.4	$345.5	$407.2	$189.0	$246.7	$464.9
Total Operating Expenses	272.7	265.7	272.4	337.8	150.9	206.2	381.1
Depreciation	12.7	11.0	9.5	8.7	4.2	4.7	9.2
Operating Income [2]	41.5	54.4	64.0	73.4	33.9	48.2	87.7
Amortization	32.1	20.8	21.3	23.7	11.1	14.0	26.0
Interest Expense [3]	23.6	20.0	13.8	8.5	3.8	6.8	11.5
Pre –Tax Income (Loss) From Continuing Operations	(41.1)	9.9	28.4	28.6	19.0	12.9	22.5
Income Tax Expense (Benefit)	(6.9)	(0.5)	(5.1)	12.5	8.0	5.6	10.1
Net Income (Loss) From Continuing Operations	(34.2)	10.4	33.6	16.1	11.0	7.3	12.4
Income (Loss) From Discontinued Operations, Net of Income Taxes	(62.3)	(13.2)	1.9	(7.8)	(0.1)	(4.7)	(12.4)
Net Income (Loss)	**($96.5)**	**($2.8)**	**$35.5**	**$8.3**	**$10.9**	**$2.6**	**$0**

[1] YTD 2005 Revenue excludes $2.2mm adjustment related to a change in an accounting estimate.

[2] Operating Income is defined as Operating Revenues minus Compensation and Employee Benefits, Equity Based Compensation, Other Operating Expenses and Depreciation; excludes certain identified expenses (see Appendix for details)

[3] Interest Expense includes non-cash expenses of $2.6 million and $4.0 million related to early extinguishment of debt in 2002 and 2003, respectively

Proven track record of consistently growing Revenue and Operating Income

- Revenue increased at CAGR of 12.9% from 2001 to the last twelve months ended June 30, 2005
- Operating Income increased at a 23.8% CAGR from 2001 to the last twelve months ended June 30, 2005
- Improved operating efficiency evidenced by increase in Operating margin from 13.6% in 2001 to 18.9% for the last twelve months ended June 30, 2005, excluding identified and non-recurring expenses

21

USI

Credit Ratios

Debt/Total Capitalization

Debt/Adjusted PF EBITDA(a)

EBITDA (b)/Interest expense (c)

70.00% 60.00% 50.00% 40.00% 30.00% 20.00% 10.00% 0.00%

2001 2002 2003 2004 Q2 05

66.2%

39.2%

37.3% 37.1%

32.3%

5.0x 4.5x 4.0x 3.5x 3.0x 2.5x 2.0x 1.5x 1.0x 0.5x 0.0x

2001 2002 2003 2004 Q2 05 LTM

4.5x

2.1x 2.0x 2.0x

1.8x

12 10 8 6 4 2 0

2001 2002 2003 2004 Q205 LTM

9.6x

8.5x

5.3x

3.3x

2.3x

(a) Represents adjusted pro forma EBITDA (including pro forma EBITDA from acquisitions), as per covenant calculation methodology

(b) EBITDA is defined as Operating Revenues minus Compensation and Employee Benefits, Equity Based Compensation and Other Operating Expenses; excludes certain identified expenses (see Appendix for details) (c) Interest expense excludes non-cash expenses of $2.6 million and $4.0 million related to early extinguishment of debt in 2002 and 2003, respectively

USI Summary Income(a) Statement

Total Revenues (b)

Operating Income (c)

Per Share:

Income from Continuing Operations plus amortization of intangible assets (c)

Six Months Ended June 30

Year Ended

2005 $246,736 48,187

$0.53

2004 $188,953 33,897

$0.45

2004 $407,198 73,119

$0.96

2003 $345,531 63,591

$0.88

(a) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliations to GAAP financial measures. (b) YTD 2005 Revenue excludes a $2.2mm adjustment related to a change in an accounting estimate.

(c) 4Q 2004 excludes $12.4mm in Identified 4th Quarter Expenses related to the Company’s margin improvement plan. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 and $1.6 million related to the acquisition of Summit Global Partners and the resignation of USI’s Chief Operating Officer. In the second quarter, the Company recorded an additional $0.3 million in acquisition integration expenses as well as adjustments of $2.2 and $0.1 million to revenues and related producer compensation, respectively.

Capitalization

($ thousands)

Operating Cash

Debt:

Term loan & revolver

Seller notes and other debt

Total Debt

Total Stockholders’ Equity

Total Capitalization

Leverage:

Debt/LTM PF EBITDA (a)

Debt/Total Capitalization

As of

6/30/2005

$32,580

$212,588 26,782 239,370

406,271

$645,641

2.1x 37.1%

12/31/2004

$2,887

$128,438 27,887 156,324

327,565

$483,889

1.8x 32.3%

(a) LTM PF EBITDA adjusted to reflect Pro Forma EBITDA from acquisitions completed to date.

The USI Story

Consistency of Organic Revenue Growth

– Revenue diversification

– Cross-selling

– Sales management

Significant Margin Expansion Opportunity

Strong Acquisition Opportunities

– Growing high quality pipeline

– Disciplined approach

– USI story is attractive to target companies

Motivated and Focused Management Team

– Aligned goals and strategies

– Over 130 years of combined experience

USI Holdings Corporation

Appendix

2Q & YTD 2005 Reconciliation to GAAP

On December 20, 2004, USI announced that its Board of Directors had approved a plan to take steps to reduce ongoing operating expenses. As a result of these actions, the Company recorded expenses of $2.5 million in the first quarter of 2005. The expenses were comprised of employee severance and related benefits. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 and $1.6 million related to the acquisition of Summit Global Partners and the resignation of USI's Chief Operating Officer. In the second quarter of 2005, the Company recorded $0.3 million in additional acquisition integration expenses related to 2005 acquisitions and an adjustment to revenues and related producer compensation payable of $2.2 million and $0.1 million, respectively, related to a change in accounting estimate. All adjustments noted above are referred to as "Identified Adjustments."

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2005 As Reported	Identified Adjustments	2005 Excluding Identified Expenses	2005 As Reported	Identified Adjustments	2005 Excluding Identified Expenses
	(Dollars in Thousands)			(Dollars in Thousands)		
Revenues	$ 122,555	$ 2,169	$ 124,724	$ 244,567	$ 2,169	$ 246,736
Compensation and employee benefits	70,894	108	71,002	139,129	108	139,237
Non-cash stock-based compensation	551	-	551	869	-	869
Other operating expenses	28,117	-	28,117	53,742	-	53,742
Depreciation	2,372	-	2,372	4,701	-	4,701
Operating Income	20,621	2,061	22,682	46,126	2,061	48,187
Operating Margin	16.8%		18.2%	18.9%		19.5%
Amortization of intangible assets	7,254	-	7,254	14,008	-	14,008
Interest	3,669	-	3,669	6,769	-	6,769
Margin improvement plan expenses	-	-	-	4,030	(4,030)	-
Acquisition Integration expenses	310	(310)	-	8,432	(8,432)	-
Total Expenses	113,167	(202)	112,965	231,680	(12,354)	219,326
Income from continuing operations before income tax expense	9,388	2,371	11,759	12,887	14,523	27,410
Income tax expense	4,095	914	5,009	5,609	6,068	11,677
Income From Continuing Operations	5,293	1,457	6,750	7,278	8,455	15,733
Addback: Amortization of intangible assets	7,254	-	7,254	14,008	-	14,008
Income from continuing operations plus amortization of intangible assets	$ 12,547	$ 1,457	$ 14,004	$ 21,286	$ 8,455	$ 29,741
Per Share Data - Diluted:						
Income From Continuing Operations	$ 0.09	$ 0.03	$ 0.12	$ 0.13	$ 0.15	$ 0.28
Addback: Amortization of intangible assets	0.13	-	0.13	0.25	-	0.25
Income from continuing operations plus amortization of intangible assets	$ 0.22	$ 0.03	$ 0.25	$ 0.38	$ 0.15	$ 0.53

27

USI

2004 Reconciliation to GAAP

Identified 4th Quarter Expenses:

On December 20, 2004, USI announced that its Board of Directors had approved a margin improvement plan in order to reduce ongoing operating expenses. As a result of this action, the Company recorded expenses of $12.4 million in the fourth quarter of 2004 ("Identified Fourth Quarter Expenses"). The expenses were comprised of restructuring of sales professionals' agreements ($2.9 million), facilities closures ($3.4 million), contract terminations ($2.7 million) and employee severance and related benefits ($3.4 million). The plan is expected to result in cost savings of approximately $6.0 million in 2005, before taxes.

	For the Three Months Ended December 31,					For the Twelve Months Ended December 31,				
	2004 As Reported		Identified Fourth Quarter	2004 Excluding Identified Expenses		2004 As Reported		Identified Fourth Quarter	2004 Excluding Identified Expenses	
	(Dollars in Thousands)									
Revenues	$ 112,836		$ -	$ 112,836		$ 407,198		$ -	$ 407,198	
Compensation and employee benefits	67,166		(6,324)	60,842		237,267		(6,553)	230,714	
Other operating expenses	33,665		(6,094)	27,571		100,112		(6,094)	94,018	
Stock-based compensation	139		-	139		417		-	417	
EBITDA	11,866	10.5%		24,284	21.5%	69,402	17.0%		82,049	20.1%
Amortization of intangible assets	5,890		-	5,890		23,663		-	23,663	
Depreciation	2,205		-	2,205		8,654		-	8,654	
Interest	2,422		-	2,422		8,531		-	8,531	
Early extinguishment of debt	-		-	-		-		-	-	
Income from continuing operations before income tax expense	1,349			13,767	12.2%	28,554			41,201	10.1%
Income tax expense (benefit)	1,449		4,851	6,300		12,473		4,940	17,413	
Income from continuing operations in accordance with GAAP	(100)			7,467		16,081			23,788	
Addback: Amortization of intangible assets	5,890		-	5,890		23,663		-	23,663	
Income from continuing operations plus amortization of intangible assets	$ 5,790			$ 13,357		$ 39,744			$ 47,451	
Weighted-Average Shares Outstanding:										
Diluted	49,472			49,472		49,127			49,127	

28

USI

Non-GAAP Financial Measures

a) Operating Income is defined as revenues, less compensation and employee benefits, stock-based compensation, other operating expenses and depreciation. Compensation and employee benefits and other operating expenses are adjusted to exclude expenses related to USI’s margin improvement plan and acquisition integration efforts which USI’s management does not consider indicative of the Company’s run-rate, or normal operating expenses. The margin improvement plan was announced in the fourth quarter of 2004 in order to reduce ongoing operating expenses. Acquisition integration expenses are incurred during integration of acquired companies. Neither margin improvement plan nor acquisition integration expenses are considered by management as representative of USI’s ongoing cost structure. USI presents Operating Income because management believes that it is a relevant and useful indicator of operating profitability. Management believes that Operating Income is relevant owing to USI’s leveraged approach to its capital structure and resulting significant amount of interest expense, USI’s accounting for all acquisitions using the purchase method of accounting and resulting significant amount of amortization of intangible assets and due to USI’s margin improvement and acquisition integration efforts. Additionally, management believes that investors in its stock use Operating Income to compare USI’s ability to generate operating profits with its peers and for valuation purposes. b) Income from continuing operations plus amortization of intangible assets (or “Cash Earnings”) is presented because management believes that it is a relevant and useful indicator of its ability to generate working capital. Management believes that income from continuing operations plus amortization of intangible assets is relevant owing to the significant amount of amortization of intangible assets resulting from accounting for all acquisitions using the purchase method of accounting.

Additionally, management believes that investors in its stock use Income from continuing operations plus amortization of intangible assets to compare USI with its peers and for valuation purposes. This financial measure should not be considered as an alternative to other financial measures determined in accordance with GAAP c) Organic Revenue, excludes the current period’s total revenues attributable to acquisitions and the prior period’s total revenues from divested businesses during the twelve months following acquisition or divestiture. We present Organic Revenue Growth and feel it is relevant because it allows us to discern year-over-year growth in revenues related to the success or failure of our ability to execute on our sales and client retention strategies. d) Operating margin (Operating Income as a percentage of Revenues) is presented because management believes that it is a relevant and useful indicator of operating efficiency. USI uses Operating Income and Operating margin in budgeting and evaluating operating company performance. These financial measures should not be considered as an alternative to other financial measures determined in accordance with GAAP.

You should not consider these financial measures as alternatives to other financial measures determined in accordance with counting principles generally accepted in the United States of America, which we refer to as GAAP, or as alternatives to cash flows from operating activities, investing activities or financing activities, or as a measure of liquidity. In addition, please note that because not all companies calculate these financial measures similarly, the presentation of these measures in this report is not necessarily comparable to those of other companies. We strongly urge investors or potential investors in our stock to review the calculation of Operating Income and Operating Margin and Organic Revenue and the related reconciliation to GAAP financial measures in “Results of Operations” in our 10-K and 10-Q.

Reconciliation of Certain Identified Expenses

	2001	2002	2003	2004	YTD 05
Operating Revenues	$ 304.5	$ 321.4	$ 345.5	$ 407.2	$ 244.6
Operating Expenses					
Compensation and Employee Benefits	$ 197.4	$ 197.4	$ 195.9	$ 237.3	$ 151.3
Equity Based Compensation	0.0	1.0	0.0	0.4	0.9
Other Operating Expenses	75.3	67.3	76.5	100.1	54.0
Total Operating Expenses	272.7	265.7	272.4	337.8	206.2
EBITDA	$ 31.8	$ 55.7	$ 73.1	$ 69.4	$ 38.4
EBITDA Margin	10.4%	17.3%	21.2%	17.0%	15.7%
One-Time Charges					
Integration Efforts [1]	$ 14.1	$ 5.5	$ 0.4	$ 0.3	$ 8.4
Margin Improvement [2]	0.0	0.0	0.0	12.4	4.0
Other Charges [3]	8.3	4.2	0.0	0.0	0.0
Accounting Adjustments [4]	0.0	0.0	0.0	0.0	2.1
Total One-time Charges	$ 22.4	$ 9.7	$ 0.4	$ 12.7	$ 14.5
Adjusted EBITDA	$ 54.2	$ 65.4	$ 73.5	$ 82.1	$ 52.9
Adjusted EBITDA Margin	17.8%	20.3%	21.3%	20.2%	21.6%
Depreciation	$ 12.7	$ 11.0	$ 9.5	$ 8.7	$ 4.7
Operating Income	$ 41.5	$ 54.4	$ 64.0	$ 73.4	$ 48.2
Operating Margin	13.6%	16.9%	18.5%	18.0%	19.7%

(1) Includes charges relating to elimination of redundant positions, renegotiating sales professionals' and executives' contracts, early termination of lease commitments and relocation of corporate offices from San Francisco to New York

(2) Includes charges relating to employee severance and related benefits, facilities closures, modification of sales professionals' agreements and service contract terminations

(3) Includes charges relating to a service agreement amendment, officer resignations and retirements, establishment of a self-insurance plan liability, write-off of uncollectible receivables and termination of a strategic marketing agreement with a technology company

(4) Relates to a change in accounting estimates

30

USI

USI Holdings Corporation

September 2005